UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)

(952) 368-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LFCR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 31, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of Lifecore Biomedical, Inc. (the “Company”), after discussion with management, concluded that the Company’s previously issued (i) consolidated financial statements as of and for the year ended May 29, 2022 and (ii) unaudited consolidated financial statements as of and for the three months ended August 28, 2022 (collectively, the “Prior Financial Statements”) should no longer be relied upon.

This determination resulted from the identification of errors in the Prior Financial Statements identified by the Company related to certain non-cash impairment charges related to the Company’s Curation Foods business contained in the Prior Financial Statements.

The Company has assessed the materiality of these errors in accordance with the U.S. Securities and Exchange Commission Staff Accounting Bulletin No. 99 (“SAB”), Materiality and SAB No. 108, Quantifying Financial Statement Misstatements, and has concluded that the Prior Financial Statements should be restated. The restatement is not currently expected by the Company to have an adverse effect on the Company’s operations, liquidity and overall business plan, or to impact or require corrections to the financial information related to the Lifecore segment or Other segment in the Prior Financial Statements.

The Company intends to include the restated Prior Financial Statements in an amended Form 10-K/A and an amended Form 10-Q/A, as applicable (the “Amended Reports”), to be filed with the Securities and Exchange Commission (the “SEC”). The Company is working to complete such restatements as soon as practicable.

The Company also expects to include in the Amended Reports a conclusion that there was a material weakness in the Company’s internal control over financial reporting relating to its impairment analysis, and therefore internal control over financial reporting was not effective for the Prior Financial Statements.

The Audit Committee has discussed the matters disclosed in this Form 8-K with its independent registered public accounting firm, Ernst & Young LLP (“EY”).

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K includes information that constitutes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding the nature of the change in the accounting methodology, the impacts thereof on the Company, and the timing of the filing of the Amended Reports. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, including the Company’s expectations regarding materiality or significance and the restatement’s quantitative effects, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing of the Amended Reports with the SEC; the timing and ultimate conclusions of EY regarding the audit of the Company’s financial statements; and the risk that the completion and filing of the Amended Reports will take longer than expected. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2023

LIFECORE BIOMEDICAL, INC.

By:	/s/ John D. Morberg
John D. Morberg
Chief Financial Officer
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